Exhibit (10)(n)

                                  AMENDMENT TO
                              CAVALIER HOMES, INC.
                1993 AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS
                                STOCK OPTION PLAN

                  As directed by the Board of Directors of Cavalier Homes, Inc. (the "Company") at its meeting held on January 23, 1998, the Company's 1993 Amended and Restated Non-Employee Directors Stock Option Plan, as amended from time to time, is hereby further amended to change the date of the Annual Grant (as defined therein) from January 15 of each year to January 2 of each year. To effect such amendment, the second sentence of Section 6.1(b) thereof is hereby amended to read as follows:

                 On January 2, 1998 and on each January 2 thereafter, each director who is not an employee of the Company on such date and who has served as a director of the Company during the calendar year immediately preceding such date shall be granted, effective as of such date, an Option to purchase 5,000 shares of Stock.



                                                        /s/ BARRY B. DONNELL
                                                    ----------------------------
                                                            Barry B. Donnell